UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K/A
(Amendment No. 1)
___________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: September 23, 2019
(Date of earliest event reported)
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BLOOM ENERGY CORPORATION
(Exact name of Registrant as specified in its charter)

001-38598
Commission File Number
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Delaware	77-0565408
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

4353 North First Street, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

408 543-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class (1)	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.0001 par value	BE	New York Stock Exchange

(1) Bloom’s Class B common stock is not registered but is convertible into shares of Class A common stock at the election of the holder.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
On September 25, 2019, Bloom Energy Corporation filed a current report on Form 8-K announcing that it had entered into a joint venture with SK Engineering & Construction Co., Ltd. The Item heading contained a typographical error. This filing corrects the typographical error and clarifies that the current report on Form 8-K was intended to be filed as “Item 8.01 Other Events” and not as “Item 1.01 Entry into a Material Definitive Agreement or Item 8.01 Other Events.” No other changes to the original filing are contained herein.

Item 8.01 Other Events

On September 23, 2019, Bloom Energy Corporation (“Bloom”) entered into a joint venture agreement with SK Engineering & Construction Co., Ltd., a joint stock company organized under the laws of the Republic of Korea (“SK E&C”), to establish a light-assembly facility in South Korea for sales of certain portions of the Bloom Server for the stationary utility and commercial and industrial market in South Korea. The joint venture will be majority controlled and managed by Bloom. Bloom expects the facility to be operational by mid-2020 subject to the completion of certain conditions precedent to the establishment of the joint venture company. Other than a nominal initial capital contribution by Bloom, the joint venture will be funded by SK E&C. SK E&C currently acts as a distributor for Bloom Servers for the stationary utility and commercial and industrial market in Korea and SK E&C will be the primary customer for the products assembled by the joint venture.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOOM ENERGY CORPORATION

Date:	September 25, 2019	By:	/s/ Shawn Soderberg
Shawn Soderberg
EVP General Counsel and Secretary